                          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File
No. 33-83890, No. 333-14657, No. 333-42878, No. 333-62172 and No. 333-71904.

                                                   /s/ ARTHUR ANDERSEN LLP
                                                   -----------------------
                                                   ARTHUR ANDERSEN LLP

Indianapolis, Indiana,
May 13, 2002.